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   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Quality Distribution, LLC (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel
M. Hensley, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/S/ SAMUEL M. HENSLEY
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Samuel M. Hensley
Senior Vice President and Chief Financial Officer

April 9, 2003

A signed original of this written statement required by Section 906 has been provided to Quality Distribution, LLC and will be retained by Quality Distribution, LLC and furnished to the Securities and Exchange Commission or its staff upon request.